Offerings - Offering: 1	Jan. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 88,805,264.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,264.01
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 899,719 Shares outstanding (approximately 5.00% of the net assets of the Fund as of November 28, 2025).